Item 1. Report to Stockholders:
--------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


Putnam
Europe Equity
Fund

6 | 30 | 05

Annual Report


[GRAPHICS OMITTED: YARN COVER, SCALE AND LOGO]

BLEND FUNDS
invest opportunistically
in a variety of stocks,
such as growth stocks and value stocks.


What makes Putnam different?

[GRAPHIC OMITTED: FOUNDER]

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

[GRAPHIC OMITTED: JUSTICE SAMUEL PUTNAM 1830]

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their advisors can build diversified portfolios.

A commitment to doing what's right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial advisors, make informed investment decisions with confidence.

Putnam
Europe Equity
Fund

6 | 30 | 05

Annual Report


Message from the Trustees                   2
About the fund                              4
The year in review                          7
Performance                                13
Expenses                                   16
Turnover                                   18
Risk                                       19
Your fund's management                     20
Terms and definitions                      23
Trustee approval of management contract    25
Other shareholder information              30
Financial statements                       31
Federal tax information                    53
Shareholder meeting results                54
Brokerage commissions                      56
About the Trustees                         57
Officers                                   63

Cover photograph [C] Marco Cristofori



Message from the Trustees

Dear Fellow Shareholder

During the period ended June 30, 2005, the Federal Reserve Board's more restrictive monetary policy, along with high energy prices, began to moderate the pace of economic expansion. International markets generally outperformed stock and bond markets in the United States. However, the U.S. dollar strengthened against foreign currencies, partially offsetting the effects of these gains. Amid the uncertainties of this environment, the in-depth, professional research and active management that mutual funds can provide makes them an intelligent choice for today's investors.

We want you to know that Putnam Investments' management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on investment performance and remains committed to putting the interests of shareholders first. In keeping with these goals, we have redesigned and expanded our shareholder reports to make it easier for you to learn more about your fund.

More information about your fund's strategy and history has been added to this report. We have also included additional information about your fund's management team, including compensation data pertaining to your fund. Furthermore, on page 25 we provide information about the 2005 approval by the Trustees of your fund's management contract with Putnam.

We would also like to take this opportunity to announce the retirement of one of your fund's Trustees, Ronald J. Jackson, who has been an independent Trustee of the Putnam funds since 1996. We thank him for his service.

In the following pages, members of your fund's management team discuss the fund's performance, strategies, and their outlook for the months ahead.

Respectfully yours,

/S/ GEORGE PUTNAM, III
George Putnam, III
President of the Funds

/S/ JOHN A. HILL
John A. Hill
Chairman of the Trustees

August 17, 2005

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM, III AND JOHN A. HILL]


Putnam Europe Equity Fund: the advantages of investing in European markets

As a shareholder of Putnam Europe Equity Fund, you are positioning some of your money to benefit from opportunities in one of the world's most advanced economies.

While international investing involves additional risks, Europe offers a long history of capitalism and stock investing, and the region continues to evolve. Today, the 25 member states of the European Union, with over 450 million people, form a large, integrated economy that exports more goods and services than any nation in the world.

With these advantages, it is not surprising that European companies are leaders in many business sectors, including financials, health care, and telecommunications. If you look at the products or services you use every day -- from cars to cellular telephones to household products -- you are likely to find many items made by European companies.

At the macroeconomic level, Europe offers diversification because it generally follows a different business cycle than the United States. In Europe, interest rates are not set by the U.S. Federal Reserve Board, but by the European Central Bank and the Bank of England. While different economic systems, political developments, as well as currencies like the euro, the British pound, and the Swiss franc, can add risk, they also provide diversification to U.S.-based investors.

For nearly 15 years, Putnam Europe Equity Fund has served investors by seeking to invest in leading companies in European markets. The fund's management team selects stocks and determines market and sector weightings by relying on the proprietary research of Putnam analysts and team members based in Boston, as well as in London for better access to information about European companies.

Changes in the world and Europe's regional economy have added to the growth potential of European companies since Putnam Europe Equity Fund launched in 1990.

[GRAPHICS OMITTED: FLAG, CELL PHONE, EUROPE CENTRAL BANK]

1990

Germany re-unifies

1991

European Common Market becomes European Union

1993

Single European Market ends trade barriers in Europe

1996

Germany issues publicly traded stock for Deutsche Telecom

1998

European Central Bank is founded



The team uses Putnam's blend strategy to identify stocks that are priced below their worth and are likely to appreciate.

Finally, investing in Europe may help you in managing one important financial risk -- the possibility of a slump in the U.S. economy. Investing internationally can diversify your portfolio and gives you a chance to keep building wealth even if U.S. stocks struggle.

Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly.

The European Union: Expansion increases investment opportunities.

The European Union has grown over the past half century because it has succeeded in providing stable conditions for economic growth and investment. From a base of six members in the 1950s, it has grown to include 25 countries, with four additional countries currently candidates for membership.

What does the continuing expansion of the European Union mean for investors?

Greater growth potential. Businesses in new member countries gain greater access to international capital and trade opportunities within the EU.

Lower business costs. Companies in older EU countries can increase their sales in new member countries while reducing their business costs by shifting production to less expensive markets.

[GRAPHICS OMITTED: EURO CURRENCY AND SATELLITE DISH BACK]

1999

The euro integrates 11 European economies under one currency

2000

Cross-border corporate merger activity sets record

2003

Russia achieves investment-grade status

2004

France Telecom privatized as French government sells majority control

2004

European Union expands to include 10 new member states



Putnam Europe Equity Fund seeks capital appreciation by investing primarily in common stocks of companies located in European markets. Without a predetermined bias toward growth or value stocks, the fund targets large and midsize companies priced below what we believe to be their true worth. It may be suitable for investors seeking capital appreciation and willing to accept the risks of investing in European markets.

------------------------------------------------------------------------------
Highlights

* Putnam Europe Equity Fund's class A shares returned 16.66% without sales charges for the 12 months ended June 30, 2005.

* The fund's benchmark, the MSCI Europe Index, returned 16.87%.

* The fund's Lipper peer group, European Region Funds, had an average return of 17.66% during the period.

* Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 13.

------------------------------------------------------------------------------
Performance

Total return for class A shares for periods ended 6/30/05

Since the fund's inception (9/7/90), annualized return is 9.80% at NAV; and 9.40% at POP.

------------------------------------------------------------------------------
                   Annualized return           Cumulative return
                   NAV           POP           NAV           POP
------------------------------------------------------------------------------
10 years          8.30%         7.72%       122.01%       110.35%
------------------------------------------------------------------------------
5 years          -2.06         -3.11         -9.88        -14.61
------------------------------------------------------------------------------
1 year           16.66         10.54         16.66         10.54
------------------------------------------------------------------------------

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.25%. For the most recent month-end performance, visit www.putnam.com. For a portion of the period, this fund limited expenses, without which returns would have been lower. A short-term trading fee of up to 2% may apply.


Report from the fund managers

The year in review

Your fund achieved robust returns during its 2005 fiscal year. In our view, European stocks began the 12-month period with a noticeable valuation advantage versus stocks in other regions in the world, and as investors noticed this gap, they bid up the prices of European shares more rapidly. At net asset value (NAV, or without sales charges) your fund performed in line with its benchmark index as our stock selections performed well on a relative basis, though this advantage was offset by the fund's currency positioning. Our underweight to the United Kingdom caused the fund to have an underweight to the British pound, one of Europe's stronger currencies during the period. Currency positioning also contributed to the fund's underperformance of its Lipper peer group. Funds that led this group also tended to favor small-cap companies and stocks in Eastern European emerging markets.

Market overview

The strongest periods of the past year for European markets occurred in November and December of 2004, as well as in May and June of this year. In both cases, politics played a role. Last November, European stocks rallied as geopolitical uncertainty eased following the U.S. elections. In May and June, another rally was sparked by referendums in France and the Netherlands, in which voters rejected the proposed constitution for the European Union (EU). Though the constitution had little economic significance, it cast doubt on the next phase of EU enlargement, causing the euro to weaken, and enhancing the stock prices of export companies.

Politics played a role in part because economic trends were fairly stable for the 12-month period. Economic growth was generally sluggish in France and Germany, while Italy struggled with recessionary conditions. The United Kingdom continued to expand, as did smaller markets such as Ireland. Neither the European Central Bank nor the Bank of England cut interest rates during the year, though Sweden's Riksbank eased monetary policy toward the end of the period. While inflationary pressures remained contained, several spikes in oil prices had negative effects on Europe, which imports a large share of its energy. On the bright side, oil prices made the energy sector Europe's top performer for the period.

Economic pressures also encouraged companies to remain focused on managing costs and delivering value to shareholders. Corporate restructurings gained momentum during the year, as did strategic mergers and acquisitions.

Strategy overview

Your fund follows Putnam's blend strategy, pursuing stocks of companies that are priced below what we consider their long-term worth without a bias toward traditional growth- or value-style stocks. We assess each company's valuation based on our analysis of its future earnings, cash flows, and business strategies. In addition, during the period, our research led us to identify several broad themes that influenced our investment decisions.

We came to the view that the price of oil was likely to stay stronger for longer than has been the case in past economic cycles. Traditionally, a spike in prices has caused producers to increase supplies quickly, and prices subsequently fall. Our analysis this year indicated that demand would outstrip supply for a considerable period, and so we maintained an overweight in the sector - relative to the benchmark - although we did adjust holdings to favor more undervalued stocks.

Another theme that influenced our strategy was corporate change. As we have discussed in previous reports, we believe that restructurings focused on cutting business costs or shedding unprofitable units, as well as prudent mergers or acquisitions, can help an undervalued stock to appreciate. The pace of corporate change in Europe remained on the upswing during the past year.


------------------------------------------------------------------------------
Market sector performance

These indexes provide an overview of performance in different market sectors for the 12 months ended 6/30/05.

------------------------------------------------------------------------------
Equities
------------------------------------------------------------------------------
MSCI Europe Index (European stocks)         16.87%
------------------------------------------------------------------------------
MSCI Pacific Index (Asian stocks)            6.64%
------------------------------------------------------------------------------
S&P 500 Index (broad stock market)           6.32%
------------------------------------------------------------------------------
Russell 2000 Index (small-company stocks)    9.45%
------------------------------------------------------------------------------
Bonds
------------------------------------------------------------------------------
Lehman Aggregate Bond Index
(broad bond market)                          6.80%
------------------------------------------------------------------------------
Government Bond Index
(U.S. Treasury and agency securities)        6.65%
------------------------------------------------------------------------------
JP Morgan Global High Yield Index
(global high-yield corporate bonds)         10.29%
------------------------------------------------------------------------------
Citigroup World Government Bond Index
(global government bonds)                    7.61%
------------------------------------------------------------------------------

We also found that many companies that are traditionally considered growth stocks had become undervalued. When growth stocks no longer trade at a premium, we may add them to the portfolio, given the likelihood that such stocks may appreciate to reflect their long-term growth capabilities.

Your fund's holdings

Both our overweight in the energy sector and our stock selection within it contributed to the fund's positive results. Top-performing holdings included Total of France, Royal Dutch Petroleum of the Netherlands, and Norsk Hydro of Norway. All three companies are diversified energy producers with significant oil reserves, and each represented an overweight position relative to the benchmark. Performance also benefited from our selling discipline, as we took profits on a position in BP of the United Kingdom. We believed BP had reached its fair value and, indeed, it subsequently underperformed. Another overweighted holding in the sector that did very well was SBM Offshore, an oil-service company that specializes in building offshore drilling platforms. Holdings that benefited from corporate change included Aggregate Industries. This company, based in the United Kingdom, provides construction materials such as asphalt and concrete, and was acquired by its rival Holcim, of Switzerland. Aggregate Industries, which is considered to be an overweight position because it is not found in the fund's benchmark, appreciated significantly in the period and we sold the position at a profit. Autoroutes du Sud de la France (ASF), which operates toll roads in France, has appreciated in part due to the rising likelihood that the French government will allow Vinci, a French construction company, to acquire the remainder of ASF.

------------------------------------------------------------------------------
Comparison of top country weightings

This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Regions will vary over time.

[GRAPHIC OMITTED: horizontal bar chart COMPARISON OF TOP COUNTRY WEIGHTINGS]

                          as of            as of
                       12/31/04          6/30/05

United Kingdom            17.1%            22.5%
------------------------------------------------

France                    21.2%            20.3%
------------------------------------------------

Swizterland               15.8%            10.8%
------------------------------------------------

Netherlands                9.2%            10.7%
------------------------------------------------

Germany                    6.9%             6.9%
------------------------------------------------

Other holdings that we favored for their restructuring potential did not fare as well. Siemens of Germany and Koninklijke Philips Electronics NV of the Netherlands, both overweight positions, significantly underperformed the benchmark. We continue to hold the stocks because we consider their valuations attractive despite the very slow progress they are making towards productivity improvements.

Two other disappointing holdings were from the financials sector. Barclays and Lloyds, both based in the United Kingdom, struggled as tight monetary policy from the Bank of England restrained both the real estate market and consumer spending. We continue to hold these stocks because they are undervalued, in our view. Better performers in the financials sector included Allied Irish Banks, which undertook a restructuring, and OTP Bank, based in Hungary, which has benefited from its lending activities in Eastern Europe.

In the telecommunications sector, we have invested in a number of companies which appear undervalued to us on the basis of earnings and cash flow. We disagree with the market consensus, in that we believe European telecommunications companies are generating substantial amounts of excess cash flow that can be returned to shareholders in the form of buybacks and higher dividends, even after rising capital expenditure burdens are taken into account. Early in the period we had an overweight in Deutsche Telecom, which performed well. We gradually sold this position to lock in profits and built a larger position in France Telecom, which had more attractive valuations, and also contributed to performance.

------------------------------------------------------------------------------
Top holdings

This table shows the fund's top holdings, and the percentage of the fund's net assets that each comprised, as of 6/30/05. The fund's holdings will change over time.


-----------------------------------------------------------------------------------------------------
Holding (percent of fund's net assets)             Country                   Industry
-----------------------------------------------------------------------------------------------------
Royal Dutch Petroleum Co. (4.3%)                   Netherlands               Oil and gas
-----------------------------------------------------------------------------------------------------
Vodafone Group PLC (4.2%)                          United Kingdom            Telecommunications
-----------------------------------------------------------------------------------------------------
Total SA (4.0%)                                    France                    Oil and gas
-----------------------------------------------------------------------------------------------------
Novartis AG (3.6%)                                 Switzerland               Pharmaceuticals
-----------------------------------------------------------------------------------------------------
Roche Holding AG (2.8%)                            Switzerland               Pharmaceuticals
-----------------------------------------------------------------------------------------------------
Nokia OYJ (2.7%)                                   Finland                   Communications equipment
-----------------------------------------------------------------------------------------------------
Vivendi Universal SA (2.5%)                        France                    Conglomerates
-----------------------------------------------------------------------------------------------------
Veolia Environnement (2.2%)                        France                    Water utilities
-----------------------------------------------------------------------------------------------------
France Telecom SA (2.2%)                           France                    Telecommunications
-----------------------------------------------------------------------------------------------------
GlaxoSmithKline PLC (2.1%)                         United Kingdom            Pharmaceuticals
-----------------------------------------------------------------------------------------------------


Growth stocks that presented uncharacteristically attractive valuations in the period included Roche Holding AG, a pharmaceuticals company based in Switzerland, Hennes & Mauritz, a specialty clothing retailer headquartered in Sweden, and Indra Sistemas, a technology company in Spain. Each contributed positively to results in the period.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.


------------------------------------------------------------------------------
The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

European economies are beginning to show some positive trends, though there are significant differences among the region's larger countries. Germany is improving, Italy is weakening, and though the United Kingdom has slowed, the consequence may be easier monetary policy from the Bank of England. We believe that the world economy is facing many headwinds including rising U.S. short-term interest rates and persistently high energy prices, which are likely to lead to slower corporate earnings growth. Such an environment is likely to benefit high-quality larger-cap companies characterized by strong free cash flow and consistently above-trend performance -- such as those we seek to emphasize in your fund. Furthermore, we expect mergers and acquisition activity to continue accelerating. Recent transactions suggest that the market may respond favorably to such deals and reward companies by bidding up share prices. We have sought to take advantage of these trends by focusing on companies with strong, value-creative management teams that are leading restructuring efforts as well as on midsize companies that may be acquisition candidates in industry consolidations.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly.



Your fund's performance

This section shows your fund's performance during its fiscal year, which ended June 30, 2005. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com.


------------------------------------------------------------------------------
Fund performance

Total return for periods ended 6/30/05

---------------------------------------------------------------------------------------------------------------------------------
                         Class A                 Class B                 Class C               Class M                   Class R
(inception dates)       (9/7/90)                (2/1/94)                (7/26/99)             (12/1/94)                 (12/1/03)
---------------------------------------------------------------------------------------------------------------------------------
                            NAV       POP           NAV       CDSC          NAV      CDSC         NAV        POP           NAV
---------------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)             9.80%     9.40%         8.98%      8.98%        8.97%     8.97%       9.29%      9.02%         9.53%
---------------------------------------------------------------------------------------------------------------------------------
10 years                 122.01    110.35        106.17     106.17       105.92    105.92      111.70     104.35        116.62
Annual average             8.30      7.72          7.50       7.50         7.49      7.49        7.79       7.41          8.04
---------------------------------------------------------------------------------------------------------------------------------
5 years                   -9.88    -14.61        -13.26     -14.80       -13.23    -13.23      -12.17     -15.24        -10.97
Annual average            -2.06     -3.11         -2.81      -3.15        -2.80     -2.80       -2.56      -3.25         -2.30
---------------------------------------------------------------------------------------------------------------------------------
1 year                    16.66     10.54         15.73      10.73        15.73     14.73       16.05      11.97         16.38

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.50%, respectively (which for class M shares does not reflect a reduction in sales charges that went into effect on April 1, 2005; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R shares have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase. In addition, there is a 1% short-term trading fee for this fund on shares sold or exchanged between 6 and 90 days.



------------------------------------------------------------------------------
Change in value of a $10,000 investment ($9,475 after sales charge)

Cumulative total return from 6/30/95 to 6/30/05

[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]


         Putnam Europe Equity Fund
             class A shares at POP        MSCI Europe Index

6/30/95                      9,475                   10,000
6/30/96                     11,162                   11,468
12/31/97                    14,342                   14,908
6/30/98                     19,393                   20,433
6/30/99                     18,812                   20,261
6/30/00                     23,340                   23,320
6/30/01                     17,898                   18,250
6/30/02                     16,115                   16,844
6/30/03                     14,589                   15,964
6/30/04                     18,031                   20,572
6/30/05                    $21,035                  $24,043

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $20,617 and $20,592, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund's class M shares would have been valued at $21,170 ($20,435 at public offering price). A $10,000 investment in the fund's class R shares would have been valued at $21,662. See first of performance section for performance calculation method.

------------------------------------------------------------------------------
Comparative index returns

For periods ended 6/30/05

------------------------------------------------------------------------------
                                                Lipper European
                             MSCI Europe        Region Funds
                             Index              category average*
------------------------------------------------------------------------------
Annual average
(life of fund)                  9.19%               9.04%
------------------------------------------------------------------------------
10 years                      140.43              141.00
Annual average                  9.17                9.07
------------------------------------------------------------------------------
5 years                         3.10                8.93
Annual average                  0.61                1.05
------------------------------------------------------------------------------
1 year                         16.87               17.66
------------------------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-, 5-, and 10-year periods ended 6/30/05 there were 105, 69, and 19 funds, respectively, in this Lipper category.



------------------------------------------------------------------------------
Price and distribution information

For the 12-month period ended 6/30/05

---------------------------------------------------------------------------------------------
                                Class A       Class B   Class C         Class M       Class R
---------------------------------------------------------------------------------------------
Distributions (number)              1             1         1               1             1
---------------------------------------------------------------------------------------------
Income                           $0.263        $0.106    $0.111          $0.092        $0.229
---------------------------------------------------------------------------------------------
Capital gains                       --            --        --              --            --
---------------------------------------------------------------------------------------------
Total                            $0.263        $0.106    $0.111          $0.092        $0.229
---------------------------------------------------------------------------------------------
Share value:                 NAV       POP       NAV       NAV       NAV       POP       NAV
---------------------------------------------------------------------------------------------
6/30/04                   $18.05    $19.05     $17.40    $17.88    $17.84    $18.49    $18.03
---------------------------------------------------------------------------------------------
6/30/05                    20.79     21.94      20.03     20.58     20.61    21.30*     20.75
---------------------------------------------------------------------------------------------

* Reflects a reduction in sales charges that took effect on April 1, 2005.



Your fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

------------------------------------------------------------------------------
Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Europe Equity Fund from January 1, 2005, to June 30, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

------------------------------------------------------------------------------
                               Class A   Class B   Class C   Class M   Class R
------------------------------------------------------------------------------
Expenses paid per $1,000*        $7.31    $11.00    $11.00     $9.77     $8.55
------------------------------------------------------------------------------
Ending value (after expenses)  $993.30   $989.60   $989.40   $990.40   $992.30
------------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 6/30/05. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

------------------------------------------------------------------------------
Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended June 30, 2005, use the calculation method below. To find the value of your investment on January 1, 2005, go to www.putnam.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 01/01/2005 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.


------------------------------------------------------------------------------
How to calculate the expenses you paid
------------------------------------------------------------------------------
                                                                    Total
Value of your                            Expenses paid            = expenses
investment on 1/1/05  [DIV]  $1,000  x   per $1,000                 paid
------------------------------------------------------------------------------
Example Based on a $10,000 investment in class A shares of your fund.
------------------------------------------------------------------------------
$10,000               [DIV]  $1,000  x   $7.31 (see table above)  = $73.10
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Compare expenses using the SEC's method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

-------------------------------------------------------------------------------
                                Class A   Class B   Class C   Class M   Class R
-------------------------------------------------------------------------------
Expenses paid per $1,000*         $7.40    $11.13    $11.13     $9.89     $8.65
-------------------------------------------------------------------------------
Ending value (after expenses) $1,017.46 $1,013.74 $1,013.74 $1,014.98 $1,016.22
-------------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 6/30/05. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

------------------------------------------------------------------------------
Compare expenses using industry averages

You can also compare your fund's expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.

------------------------------------------------------------------------------
                               Class A   Class B   Class C   Class M   Class R
------------------------------------------------------------------------------
Your fund's annualized
expense ratio+                 1.48%     2.23%     2.23%     1.98%     1.73%
------------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer group++  1.71%     2.46%     2.46%     2.21%     1.96%
------------------------------------------------------------------------------

 + For the fund's most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

++ Simple average of the expenses of all front-end load funds in the fund's
   Lipper peer group, calculated in accordance with Lipper's standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund's expenses for its most recent fiscal year available to Lipper as of 6/30/05. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund's expenses to the simple average, which typically is higher than the asset-weighted average.


Your fund's portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund's managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund's assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

------------------------------------------------------------------------------
Turnover comparisons

Percentage of holdings that change every year

------------------------------------------------------------------------------
                             2005     2004     2003     2002     2001
------------------------------------------------------------------------------
Putnam Europe Equity Fund    56%      82%      80%      77%      89%
------------------------------------------------------------------------------
Lipper European Region
Funds category average       75%      75%      114%     147%     369%
------------------------------------------------------------------------------

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on June 30. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2005 is based on information available as of 6/30/05.

Your fund's risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

------------------------------------------------------------------------------
Your fund's Overall Morningstar Risk

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of June 30, 2005. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

[GRAPHIC OMITTED: chart MORNINGSTAR RISK]

Fund's Overall
Morningstar Risk        2.93

Int'l stock
fund average            3.30

0%   INCREASING RISK    100%

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.


Your fund's management

Your fund is managed by the members of the Putnam International Core Team. Heather Arnold is the Portfolio Leader, and Joshua Byrne and Mark Pollard are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the team's management of the fund.

For a complete listing of the members of the Putnam International Core Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam's Individual Investor Web site at www.putnam.com.


------------------------------------------------------------------------------
Fund ownership by the Portfolio Leader and Portfolio Members

The table below shows how much the fund's current Portfolio Leader and Portfolio Members have invested in the fund (in dollar ranges). Information shown is as of June 30, 2005, and June 30, 2004.

-----------------------------------------------------------------------------------------------------------------
                                        $1 -         $10,001 -   $50,001 -    $100,001 -  $500,001 -   $1,000,001
                         Year   $0      $10,000      $50,000     $100,000     $500,000    $1,000,000   and over
-----------------------------------------------------------------------------------------------------------------
Heather Arnold           2005    *
-----------------------------------------------------------------------------------------------------------------
Portfolio Leader         2004    *
-----------------------------------------------------------------------------------------------------------------
Joshua Byrne             2005                                                     *
-----------------------------------------------------------------------------------------------------------------
Portfolio Member         2004    *
-----------------------------------------------------------------------------------------------------------------
Mark Pollard             2005    *
-----------------------------------------------------------------------------------------------------------------
Portfolio Member         N/A
-----------------------------------------------------------------------------------------------------------------

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 6/30/04.



------------------------------------------------------------------------------
Fund manager compensation

The total 2004 fund manager compensation that is attributable to your fund is approximately $640,000. This amount includes a portion of 2004 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2004 compensation paid to the Chief Investment Officers of the team and the Group Chief Investment Officer of the fund's broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund's fiscal period-end. For personnel who joined Putnam Management during or after 2004, the calculation reflects annualized 2004 compensation or an estimate of 2005 compensation, as applicable.

------------------------------------------------------------------------------
Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Joshua Byrne is also a Portfolio Leader of Putnam International Equity Fund.

Mark Pollard is also a Portfolio Member of Putnam International Equity Fund.

Heather Arnold, Joshua Byrne, and Mark Pollard may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

------------------------------------------------------------------------------
Changes in your fund's Portfolio Leader and Portfolio Members

During the year ended June 30, 2005, Mark Pollard joined and Portfolio Member Melissa Reilly left your fund's management team. For a portion of the period, Heather Arnold and Mark Pollard alternately served as Portfolio Leader. Currently, Heather Arnold is the Portfolio Leader.



------------------------------------------------------------------------------
Fund ownership by Putnam's Executive Board

The table below shows how much the members of Putnam's Executive Board have invested in the fund (in dollar ranges). Information shown is as of June 30, 2005, and June 30, 2004.

-----------------------------------------------------------------------------------------
                                                  $1 -     $10,001 -  $50,001 -  $100,001
                                     Year   $0    $10,000  $50,000    $100,000   and over
-----------------------------------------------------------------------------------------
Philippe Bibi                        2005    *
-----------------------------------------------------------------------------------------
Chief Technology Officer             2004    *
-----------------------------------------------------------------------------------------
John Boneparth                       2005                                 *
-----------------------------------------------------------------------------------------
Head of Global Institutional Mgmt    2004                     *
-----------------------------------------------------------------------------------------
Joshua Brooks                        2005                     *
-----------------------------------------------------------------------------------------
Deputy Head of Investments           N/A
-----------------------------------------------------------------------------------------
Kevin Cronin                         2005    *
-----------------------------------------------------------------------------------------
Head of Investments                  2004    *
-----------------------------------------------------------------------------------------
Charles Haldeman, Jr.                2005                     *
-----------------------------------------------------------------------------------------
President and CEO                    2004                     *
-----------------------------------------------------------------------------------------
Amrit Kanwal                         2005    *
-----------------------------------------------------------------------------------------
Chief Financial Officer              2004    *
-----------------------------------------------------------------------------------------
Steven Krichmar                      2005    *
-----------------------------------------------------------------------------------------
Chief of Operations                  2004    *
-----------------------------------------------------------------------------------------
Francis McNamara, III                2005            *
-----------------------------------------------------------------------------------------
General Counsel                      2004    *
-----------------------------------------------------------------------------------------
Richard Monaghan                     2005                                 *
-----------------------------------------------------------------------------------------
Head of Retail Management            2004    *
-----------------------------------------------------------------------------------------
Richard Robie, III                   2005    *
-----------------------------------------------------------------------------------------
Chief Administrative Officer         2004    *
-----------------------------------------------------------------------------------------
Edward Shadek                        2005    *
-----------------------------------------------------------------------------------------
Deputy Head of Investments           N/A
-----------------------------------------------------------------------------------------

N/A indicates the individual was not a member of Putnam's Executive Board as of 6/30/04.



Terms and definitions

------------------------------------------------------------------------------
Important terms

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.50% for class M shares (since reduced to 3.25%).

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

------------------------------------------------------------------------------
Share classes

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.


------------------------------------------------------------------------------
Comparative indexes

Citigroup World Government Bond Index is an unmanaged index of global investment-grade fixed-income securities.

JP Morgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) Europe Index is an unmanaged index of Western European equity securities.

Morgan Stanley Capital International (MSCI) Pacific Index is an unmanaged index of equity securities from developed countries in the Far East and Australasia.

Russell 2000 Index is an unmanaged index of the 2,000 smallest companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on total return at net asset value.


Trustee approval of management contract

------------------------------------------------------------------------------
General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund's management contract with Putnam Management and its sub-management contract with Putnam Management's affiliate, Putnam Investments Limited ("PIL"). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not "interested persons" (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the "Independent Trustees"), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months beginning in March and ending in June 2005, the Contract Committee met five times to consider the information provided by Putnam Management and other information developed with the assistance of the Board's independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund's management contract and sub-management contract, effective July 1, 2005. Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees' conclusions may be based, in part, on their consideration of these same arrangements in prior years.


------------------------------------------------------------------------------
Model fee schedules and categories; total expenses

The Trustees' review of the management fees and total expenses of the Putnam funds focused on three major themes:

* Consistency. The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund's management fee is consistent with the fees for similar funds in the Putnam family of funds and compares favorably with fees paid by competitive funds sponsored by other investment advisers. Under this approach, each Putnam fund is assigned to one of several fee categories based on a combination of factors, including competitive fees and perceived difficulty of management, and a common fee schedule is implemented for all funds in a given fee category. The Trustees reviewed the model fee schedule currently in effect for your fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. ("Breakpoints" refer to reductions in fee rates that apply to additional assets once specified asset levels are reached.) The Trustees concluded that no changes should be made in the fund's current fee schedule at this time.

* Competitiveness. The Trustees also reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 14th percentile in management fees and in the first percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2004 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2006. The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of the Putnam funds continue to meet evolving competitive standards.

* Economies of scale. The Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. The Trustees examined the existing breakpoint structure of the funds' management fees in light of competitive industry practices. The Trustees considered various possible modifications to the current breakpoint structure, but ultimately concluded that the current breakpoint structure continues to serve the interests of fund shareholders. Accordingly, the Trustees continue to believe that the fee schedules currently in effect for the funds represent an appropriate sharing of economies of scale at current asset levels. The Trustees noted that significant redemptions in many Putnam funds, together with significant changes in the cost structure of Putnam Management, have altered the economics of Putnam Management's business in significant ways. In view of these changes, the Trustees intend to consider whether a greater sharing of the economies of scale by fund shareholders would be appropriate if and when aggregate assets in the Putnam funds begin to experience meaningful growth.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management's revenues, expenses and profitability with respect to the funds' management contracts, allocated on a fund-by-fund basis.

------------------------------------------------------------------------------
Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees' evaluation of the quality of services provided by Putnam Management under your fund's management contract. The Trustees were assisted in their review of the funds' investment process and performance by the work of the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds' portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high quality investment process -- as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel -- but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund's performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted.

In the case of your fund, the Trustees considered that your fund's Class A share performance at net asset value was in the following percentiles of its Lipper Inc. peer group for the one-, three- and five-year periods ended December 31, 2004 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

        One-year period   Three-year period    Five-year period
------------------------------------------------------------------------------
              51st                68th                68th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.)

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds' Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees believe that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees' view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

------------------------------------------------------------------------------
Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage is earmarked to pay for research services that may be utilized by a fund's investment adviser. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage, which pertains mainly to funds investing in equity securities, represent assets of the funds that should be used for the benefit of fund shareholders. This area has been marked by significant change in recent years. In July 2003, acting upon the Contract Committee's recommendation, the Trustees directed that allocations of brokerage to reward firms that sell fund shares be discontinued no later than December 31, 2003. In addition, commencing in 2004, the allocation of brokerage commissions by Putnam Management to acquire research services from third-party service providers has been significantly reduced, and continues at a modest level only to acquire research that is customarily not available for cash. The Trustees will continue to monitor the allocation of the funds' brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

The Trustees' annual review of your fund's management contract also included the review of its distributor's contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

------------------------------------------------------------------------------
Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but have not relied on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.


Other information for shareholders

------------------------------------------------------------------------------
Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

------------------------------------------------------------------------------
Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

------------------------------------------------------------------------------
Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.



Financial statements

------------------------------------------------------------------------------
A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as ofthe last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam Europe Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Europe Equity Fund (the "fund") at June 30, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at June 30, 2005, by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 11, 2005



The fund's portfolio 6/30/05

----------------------------------------------------------------------------------------
COMMON STOCKS (98.1%) *
----------------------------------------------------------------------------------------
                                                                   Shares          Value
----------------------------------------------------------------------------------------
Belgium (3.4%)
InBev NV                                                          183,621     $6,212,201
KBC Groupe SA                                                      97,165      7,659,495
Umicore NV/SA                                                      47,387      3,782,168
                                                                              17,653,864
----------------------------------------------------------------------------------------
Denmark (1.5%)
TDC A/S                                                           183,000      7,836,994
----------------------------------------------------------------------------------------
Finland (4.1%)
Nokia OYJ                                                         848,750     14,128,823
Orion-Yhtymae OYJ Class B                                         175,000      3,375,501
Sampo OYJ Class A                                                 278,100      4,334,753
                                                                              21,839,077
----------------------------------------------------------------------------------------
France (20.3%)
Autoroutes du Sud de la France (ASF)                               84,335      4,807,590
BNP Paribas SA                                                    143,358      9,804,083
Business Objects SA +                                             132,863      3,508,881
Christian Dior SA                                                  65,191      5,039,061
Credit Agricole SA                                                323,057      8,164,923
France Telecom SA                                                 390,012     11,333,840
France Telecom SA 144A                                            159,239      4,627,522
Renault SA                                                         71,056      6,246,178
Renault SA 144A                                                     5,360        471,171
Schneider Electric SA                                              50,604      3,804,616
Societes Des Autoroutes Paris-Rhin-Rhone                           17,631      1,044,816
Societes Des Autoroutes Paris-Rhin-Rhone 144A                      36,981      2,191,499
Total SA                                                           88,910     20,827,141
Veolia Environnement                                              312,016     11,684,077
Vivendi Universal SA                                              422,365     13,230,677
                                                                             106,786,075
----------------------------------------------------------------------------------------
Germany (6.9%)
BASF AG                                                           121,700      8,068,605
Henkel KGaA                                                        37,600      3,162,476
Henkel KGaA (Preference)                                           34,500      3,082,880
Hypo Real Estate Holding                                          130,800      4,957,623
Metro AG                                                           86,200      4,266,062
Schwarz Pharma AG                                                  66,500      3,003,940
Siemens AG                                                        132,580      9,650,626
                                                                              36,192,212
----------------------------------------------------------------------------------------
Greece (0.7%)
National Bank of Greece SA                                         40,100      1,357,591
National Bank of Greece SA 144A                                    66,210      2,241,549
                                                                               3,599,140
----------------------------------------------------------------------------------------
Hungary (0.9%)
OTP Bank Rt.                                                      142,829      4,823,974
----------------------------------------------------------------------------------------
Ireland (4.4%)
Allied Irish Banks PLC                                            290,354      6,210,505
CRH PLC                                                           174,747      4,638,955
Depfa Bank PLC                                                    361,322      5,812,194
Eircom Group PLC                                                1,531,108      3,406,891
Iaws Group PLC                                                    204,187      2,856,432
                                                                              22,924,977
----------------------------------------------------------------------------------------
Italy (1.2%)
Mediaset SpA                                                      552,427      6,502,920
----------------------------------------------------------------------------------------
Netherlands (10.7%)
ING Groep NV                                                      297,874      8,382,668
Koninklijke (Royal) KPN NV                                        536,923      4,498,460
Koninklijke (Royal) KPN NV 144A                                   646,682      5,418,045
Koninklijke (Royal) Philips Electronics NV                        112,976      2,841,747
Royal Dutch Petroleum Co.                                         349,631     22,761,564
Royal Numico NV +                                                 116,302      4,639,605
SBM Offshore NV                                                   115,493      7,908,250
                                                                              56,450,339
----------------------------------------------------------------------------------------
Norway (2.2%)
Norsk Hydro ASA                                                    68,172      6,230,601
Smedvig ASA Class A                                               279,350      5,625,194
                                                                              11,855,795
----------------------------------------------------------------------------------------
Spain (2.6%)
Altadis SA                                                         92,894      3,883,998
Iberdrola SA                                                      233,909      6,152,315
Indra Sistemas SA Class A                                         175,973      3,476,394
                                                                              13,512,707
----------------------------------------------------------------------------------------
Sweden (5.9%)
Assa Abloy AB Class B                                             515,400      6,616,334
Hennes & Mauritz AB Class B                                       119,540      4,200,474
Nordea AB                                                         895,000      8,117,435
SKF AB Class B                                                    470,260      4,797,224
Telefonaktiebolaget LM Ericsson AB Class B                      2,363,764      7,556,479
                                                                              31,287,946
----------------------------------------------------------------------------------------
Switzerland (10.8%)
Credit Suisse Group                                                96,155      3,774,805
Novartis AG                                                       396,405     18,839,789
Roche Holding AG                                                  117,344     14,807,432
Swatch Group AG (The) Class B                                      23,359      3,275,080
Swiss Re                                                          101,498      6,224,640
Zurich Financial Services AG                                       57,879      9,946,469
                                                                              56,868,215
----------------------------------------------------------------------------------------
United Kingdom (22.5%)
AstraZeneca PLC                                                   162,988      6,737,067
Barclays PLC                                                      991,242      9,838,213
Burberry Group PLC                                                361,897      2,605,967
Enterprise Inns PLC                                               191,020      2,846,178
GlaxoSmithKline PLC                                               461,361     11,134,658
Imperial Tobacco Group PLC                                        190,726      5,123,598
International Power PLC                                         1,788,073      6,597,641
Lloyds TSB Group PLC                                            1,213,694     10,261,893
Punch Taverns PLC                                                 416,407      5,449,676
Reckitt Benckiser PLC                                             258,514      7,597,735
Royal Bank of Scotland Group PLC                                  311,942      9,396,422
Royal Bank of Scotland Group PLC 144A                             134,670      4,056,575
Shell Transport & Trading Co. PLC                                 582,701      5,646,338
Tesco PLC                                                       1,618,541      9,221,682
Vodafone Group PLC                                              9,017,703     21,918,244
                                                                             118,431,887
----------------------------------------------------------------------------------------
Total common stocks (cost $441,164,367)                                     $516,566,122

----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (2.0%) * (cost $10,371,752)
----------------------------------------------------------------------------------------
                                                                   Shares          Value
----------------------------------------------------------------------------------------
Putnam Prime Money Market Fund (e)                             10,371,752    $10,371,752

----------------------------------------------------------------------------------------
TOTAL INVESTMENTS
----------------------------------------------------------------------------------------
Total investments (cost $451,536,119)                                       $526,937,874

  * Percentages indicated are based on net assets of $526,401,300.

  + Non-income-producing security.

(e) See Note 5 to the financial statements regarding investments in Putnam
    Prime Money Market Fund.

    144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

    The fund had the following industry group concentrations greater than 10% at June 30, 2005 (as a percentage of net assets):

      Banking              17.6%
      Pharmaceuticals      11.0
      Oil and gas          10.5
      Telecommunications   10.2

    The accompanying notes are an integral part of these financial statements.




Statement of assets and liabilities 6/30/05

-----------------------------------------------------------------------------------------
ASSETS
-----------------------------------------------------------------------------------------
Investment in securities (Note 1):
Unaffiliated issuers (identified cost $441,164,367)                          $516,566,122
Affiliated issuers (identified cost $10,371,752) (Note 5)                      10,371,752
-----------------------------------------------------------------------------------------
Cash                                                                              279,227
-----------------------------------------------------------------------------------------
Foreign currency (cost $40,090) (Note 1)                                           39,597
-----------------------------------------------------------------------------------------
Dividends, interest and other receivables                                         904,745
-----------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            160,588
-----------------------------------------------------------------------------------------
Receivable for securities sold                                                    109,601
-----------------------------------------------------------------------------------------
Foreign tax reclaim receivable                                                    830,266
-----------------------------------------------------------------------------------------
Total assets                                                                  529,261,898

-----------------------------------------------------------------------------------------
LIABILITIES
-----------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                      1,063,415
-----------------------------------------------------------------------------------------
Payable for compensation of Manager (Notes 2 and 5)                             1,065,217
-----------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                        174,674
-----------------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                            139,245
-----------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                        1,453
-----------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                            368,339
-----------------------------------------------------------------------------------------
Other accrued expenses                                                             48,255
-----------------------------------------------------------------------------------------
Total liabilities                                                               2,860,598
-----------------------------------------------------------------------------------------
Net assets                                                                   $526,401,300

-----------------------------------------------------------------------------------------
REPRESENTED BY
-----------------------------------------------------------------------------------------
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)                $606,812,134
-----------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                    4,748,036
-----------------------------------------------------------------------------------------
Accumulated net realized loss on investments
and foreign currency transactions (Note 1)                                   (160,541,612)
-----------------------------------------------------------------------------------------
Net unrealized appreciation of investments
and assets and liabilities in foreign currencies                               75,382,742
-----------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares outstanding    $526,401,300

-----------------------------------------------------------------------------------------
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
-----------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($328,279,179 divided by 15,793,584 shares)                                        $20.79
-----------------------------------------------------------------------------------------
Offering price per class A share
(100/94.75 of $20.79)*                                                             $21.94
-----------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($177,711,378 divided by 8,871,538 shares)**                                       $20.03
-----------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($5,181,515 divided by 251,728 shares)**                                           $20.58
-----------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($15,227,474 divided by 738,744 shares)                                            $20.61
-----------------------------------------------------------------------------------------
Offering price per class M share
(100/96.75 of $20.61)*                                                             $21.30
-----------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class R share
($1,754 divided by 85 shares)                                                      $20.75
-----------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.





Statement of operations Year ended 6/30/05

---------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
---------------------------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $1,533,094)                                                        $13,186,173
---------------------------------------------------------------------------------------------------------------
Interest (including interest income of $107,950  from investments in affiliated issuers) (Note 5)       112,197
---------------------------------------------------------------------------------------------------------------
Securities lending                                                                                          770
---------------------------------------------------------------------------------------------------------------
Other income (Note 6)                                                                                   193,848
---------------------------------------------------------------------------------------------------------------
Total investment income                                                                              13,492,988

---------------------------------------------------------------------------------------------------------------
EXPENSES
---------------------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                                      4,396,008
---------------------------------------------------------------------------------------------------------------
Investor servicing fees (Note 2)                                                                      1,481,914
---------------------------------------------------------------------------------------------------------------
Custodian fees (Note 2)                                                                                 647,147
---------------------------------------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                                                               33,746
---------------------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                                         30,705
---------------------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                                   806,068
---------------------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                                 2,104,915
---------------------------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                                    54,522
---------------------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                                   131,266
---------------------------------------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                                                         7
---------------------------------------------------------------------------------------------------------------
Other                                                                                                   312,043
---------------------------------------------------------------------------------------------------------------
Non-recurring costs (Notes 2 and 6)                                                                      23,269
---------------------------------------------------------------------------------------------------------------
Costs assumed by Manager (Notes 2 and 6)                                                               (23,269)
---------------------------------------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Notes 2 and 5)                                                 (279,462)
---------------------------------------------------------------------------------------------------------------
Total expenses                                                                                        9,718,879
---------------------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                            (452,216)
---------------------------------------------------------------------------------------------------------------
Net expenses                                                                                          9,266,663
---------------------------------------------------------------------------------------------------------------
Net investment income                                                                                 4,226,325
---------------------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                                     83,459,136
---------------------------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                                           (129,467)
---------------------------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities  in foreign currencies during the year           (11,037)
---------------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the year                                          (3,296,455)
---------------------------------------------------------------------------------------------------------------
Net gain on investments                                                                              80,022,177
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                                $84,248,502

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

----------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS
----------------------------------------------------------------------------------------------------
                                                                         Year ended      Year ended
                                                                            6/30/05         6/30/04
----------------------------------------------------------------------------------------------------
Operations:
Net investment income                                                    $4,226,325      $2,363,997
----------------------------------------------------------------------------------------------------
Net realized gain on investments  and foreign currency transactions      83,329,669     134,931,376
----------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies                         (3,307,492)      6,774,598
----------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                     84,248,502     144,069,971
----------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
----------------------------------------------------------------------------------------------------
From net investment income
----------------------------------------------------------------------------------------------------
Class A                                                                  (4,235,243)     (5,679,885)
----------------------------------------------------------------------------------------------------
Class B                                                                  (1,201,201)     (2,300,297)
----------------------------------------------------------------------------------------------------
Class C                                                                     (31,377)        (41,785)
----------------------------------------------------------------------------------------------------
Class M                                                                     (78,348)       (430,745)
----------------------------------------------------------------------------------------------------
Class R                                                                         (15)            (16)
----------------------------------------------------------------------------------------------------
Redemption fees (Note 1)                                                     15,967          48,654
----------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                      (125,583,398)   (240,656,370)
----------------------------------------------------------------------------------------------------
Total decrease in net assets                                            (46,865,113)   (104,990,473)

----------------------------------------------------------------------------------------------------
NET ASSETS
----------------------------------------------------------------------------------------------------
Beginning of year                                                       573,266,413     678,256,886
----------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $4,748,036 and $3,073,616, respectively)                     $526,401,300    $573,266,413


The accompanying notes are an integral part of these financial statements.





Financial highlights (For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------
PER-SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------
                                                                         Year ended
                                                 6/30/05      6/30/04      6/30/03      6/30/02     6/30/01
------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                               $18.05       $14.84       $16.65       $18.63      $26.71
------------------------------------------------------------------------------------------------------------
Investment operations:
Net investment income (a)                            .22 (d,f)      .12 (d)    .20          .17         .12
------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                          2.78         3.37        (1.79)       (2.02)      (6.05)
------------------------------------------------------------------------------------------------------------
Total from
investment operations                               3.00         3.49        (1.59)       (1.85)      (5.93)
------------------------------------------------------------------------------------------------------------
Less distributions:
From net investment income                          (.26)        (.28)        (.22)        (.13)       (.01)
------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                        --           --           --           --       (2.14)
------------------------------------------------------------------------------------------------------------
Total distributions                                 (.26)        (.28)        (.22)        (.13)      (2.15)
------------------------------------------------------------------------------------------------------------
Redemption fees                                       -- (e)       -- (e)       --           --          --
------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                     $20.79       $18.05       $14.84       $16.65      $18.63
------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                             16.66 (f)    23.59        (9.47)       (9.96)     (23.32)

------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                  $328,279     $313,766     $369,565     $570,806    $786,342
------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                           1.44 (d)     1.44 (d)     1.43         1.32        1.23
------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                           1.13 (d,f)    .69 (d)     1.40         1.01         .52
------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                             56.35        82.35        79.66        76.68       88.89


(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime
    Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended June 30, 2005 and June 30, 2004 reflect a reduction of 0.05% and 0.03%, respectively, of average net assets for class A shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.04% of average net assets for class A shares (Note 6).

    The accompanying notes are an integral part of these financial statements.




Financial highlights (For a common share outstanding throughout the period)

CLASS B
-------------------------------------------------------------------------------------------------------------------
PER-SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------------
                                                                               Year ended
                                                        6/30/05      6/30/04      6/30/03      6/30/02     6/30/01
-------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                      $17.40       $14.31       $16.04       $17.95      $25.99
-------------------------------------------------------------------------------------------------------------------
Investment operations:
Net investment income (loss) (a)                            .04 (d,f)     -- (d,e)    .09          .04        (.05)
-------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                 2.70         3.24        (1.73)       (1.95)      (5.85)
-------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                      2.74         3.24        (1.64)       (1.91)      (5.90)
-------------------------------------------------------------------------------------------------------------------
Less distributions:
From net investment income                                (.11)         (.15)        (.09)          --          --
-------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                               --           --           --           --       (2.14)
-------------------------------------------------------------------------------------------------------------------
Total distributions                                        (.11)        (.15)        (.09)          --       (2.14)
-------------------------------------------------------------------------------------------------------------------
Redemption fees                                              -- (e)       -- (e)       --           --          --
-------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                            $20.03       $17.40       $14.31       $16.04      $17.95
-------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                    15.73 (f)    22.69       (10.21)      (10.64)     (23.87)

-------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                         $177,711     $229,608     $266,777     $378,679    $580,207
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                  2.19 (d)     2.19 (d)     2.18         2.07        1.98
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                                   .23 (d,f)   (.04) (d)     .68          .23        (.24)
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                    56.35        82.35        79.66        76.68       88.89

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime
    Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended June 30, 2005 and June 30, 2004 reflect a reduction of 0.05% and 0.03%, respectively, of average net assets for class B shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.03% of average net assets for class B shares (Note 6).

    The accompanying notes are an integral part of these financial statements.





Financial highlights (For a common share outstanding throughout the period)

CLASS C
--------------------------------------------------------------------------------------------------------------------
PER-SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------------
                                                                                 Year ended
                                                        6/30/05      6/30/04      6/30/03      6/30/02      6/30/01
--------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                      $17.88       $14.68       $16.43        $18.39      $26.56
--------------------------------------------------------------------------------------------------------------------
Investment operations:
Net investment income (loss) (a)                            .06 (d,f)    (.01) (d)    .10           .03        (.03)
--------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                 2.75         3.33        (1.77)        (1.99)      (6.00)
--------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                      2.81         3.32        (1.67)        (1.96)      (6.03)
--------------------------------------------------------------------------------------------------------------------
Less distributions:
From net investment income                                 (.11)        (.12)         (.08)          --          --
--------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                               --           --           --            --       (2.14)
--------------------------------------------------------------------------------------------------------------------
Total distributions                                        (.11)        (.12)         (.08)          --       (2.14)
--------------------------------------------------------------------------------------------------------------------
Redemption fees                                              -- (e)       -- (e)        --           --          --
--------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                            $20.58       $17.88        $14.68       $16.43      $18.39
--------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                    15.73 (f)    22.65        (10.15)      (10.66)     (23.85)

--------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                           $5,182       $5,482        $7,455      $10,751     $17,113
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                  2.19 (d)     2.19 (d)      2.18         2.07        1.98
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                                   .33 (d,f)   (.06) (d)      .69          .20        (.12)
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                    56.35        82.35         79.66        76.68       88.89

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime
    Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended June 30, 2005 and June 30, 2004 reflect a reduction of 0.05% and 0.03%, respectively, of average net assets for class C shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.04% of average net assets for class C shares (Note 6).

    The accompanying notes are an integral part of these financial statements.




Financial highlights (For a common share outstanding throughout the period)

CLASS M
--------------------------------------------------------------------------------------------------------------------
PER-SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------------
                                                                                Year ended
                                                        6/30/05      6/30/04      6/30/03      6/30/02     6/30/01
--------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                      $17.84       $14.68       $16.46       $18.39      $26.50
--------------------------------------------------------------------------------------------------------------------
Investment operations:
Net investment income (loss) (a)                            .09 (d,f)   (.01) (d)     .13          .08         .01
--------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                 2.77         3.37        (1.78)       (2.00)      (5.98)
--------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                      2.86         3.36        (1.65)       (1.92)      (5.97)
--------------------------------------------------------------------------------------------------------------------
Less distributions:
From net investment income                                 (.09)        (.20)        (.13)        (.01)         --
--------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                               --           --           --           --       (2.14)
--------------------------------------------------------------------------------------------------------------------
Total distributions                                        (.09)        (.20)        (.13)        (.01)      (2.14)
--------------------------------------------------------------------------------------------------------------------
Redemption fees                                              -- (e)       -- (e)       --           --          --
--------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                            $20.61       $17.84       $14.68       $16.46      $18.39
--------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                    16.05 (f)    22.97        (9.98)      (10.43)     (23.67)

--------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                          $15,227      $24,410      $34,460      $34,312     $54,103
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                  1.94 (d)     1.94 (d)     1.93         1.82        1.73
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                                   .46 (d,f)    .01 (d)      .98          .47         .04
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                    56.35        82.35        79.66        76.68       88.89

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime
    Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended June 30, 2005 and June 30, 2004 reflect a reduction of 0.05% and 0.03%, respectively, of average net assets for class M shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.03% of average net assets for class M shares (Note 6).

    The accompanying notes are an integral part of these financial statements.




Financial highlights (For a common share outstanding throughout the period)

CLASS R
--------------------------------------------------------------------------------------------------
PER-SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------
                                                  Year ended                        Period
                                                   6/30/05                     12/1/03+ - 6/30/04
--------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                 $18.03                          $16.95
--------------------------------------------------------------------------------------------------
Investment operations:
Net investment income (a)                              .20 (d,f)                       .04 (d)
--------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                   2.75                            1.32
--------------------------------------------------------------------------------------------------
Total from
investment operations                                 2.95                            1.36
--------------------------------------------------------------------------------------------------
Less distributions:
From net investment income                            (.23)                           (.28)
--------------------------------------------------------------------------------------------------
Total distributions                                   (.23)                           (.28)
--------------------------------------------------------------------------------------------------
Redemption fees                                         -- (e)                          -- (e)
--------------------------------------------------------------------------------------------------
Net asset value,
end of period                                       $20.75                          $18.03
--------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                               16.38  (f)                       8.08 *

--------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                          $2                              $1
--------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                             1.69 (d)                         .99 *(d)
--------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                             1.03 (d,f)                       .26 *(d)
--------------------------------------------------------------------------------------------------
Portfolio turnover (%)                               56.35                           82.35

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime
    Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended June 30, 2005 and June 30, 2004 reflect a reduction of 0.05% and 0.03%, respectively, of average net assets for class R shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.04% of average net assets for class R shares (Note 6).

    The accompanying notes are an integral part of these financial statements.



Notes to financial statements 6/30/05

Note 1: Significant accounting policies

Putnam Europe Equity Fund (the "fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks and other securities of European companies.

The fund offers class A, class B, class C, class M, and class R shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and do not pay a contingent deferred sales charge. Prior to April 1, 2005, the maximum front-end sales charge for class M shares was 3.50%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on each class' distribution fee, which is identified in Note 2.

A 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. A 1.00% redemption fee would apply to any shares that are redeemed (either by selling or exchanging into another fund) within 6-90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Prior year redemption fee balances have been reclassified to conform with current year financial statement presentation.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At June 30, 2005, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At June 30, 2005, the fund had no securities out on loan.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under
Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At June 30, 2005, the fund had a capital loss carryover of $157,246,888 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

-------------------------------------
Loss Carryover         Expiration
-------------------------------------
   $11,858,511      June 30, 2010
-------------------------------------
   145,388,377      June 30, 2011
-------------------------------------

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, both realized and unrealized gains and losses on passive foreign investment companies and foreign tax credits. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended June 30, 2005, the fund reclassified $2,994,279 to increase undistributed net investment income with an increase to accumulated net realized loss of $2,994,279.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation                   $81,733,846
Unrealized depreciation                    (9,626,818)
                                           ----------
Net unrealized appreciation                72,107,028
Undistributed ordinary income               4,748,033
Capital loss carryforward                (157,246,888)
Cost for federal income tax purposes     $454,830,846


Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion and 0.53% thereafter.

Effective July 15, 2004, Putnam Investments Limited ("PIL"), an affiliate of Putnam Management is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by

Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2006 to the extent necessary to ensure that the fund's expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund's expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund's last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

Prior to December 31, 2004, Putnam Management agreed to limit its compensation (and, to the extent necessary, bear other expenses) to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, credits from Putnam Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC, and payments under the fund's distribution plan) would exceed an annual rate of 1.15% of the fund's average net assets.

For the year ended June 30, 2005, Putnam Management waived $272,034 of its management fee from the fund.

For the period ended June 30, 2005, Putnam Management has assumed $23,269 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC. PFTC receives fees for custody services based on the fund's asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended June 30, 2005, the fund paid PFTC $2,129,061 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended June 30, 2005, the fund's expenses were reduced by $452,216 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $319, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings. George Putnam III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended June 30, 2005, Putnam Retail Management, acting as underwriter, received net commissions of $11,380 and $1,869 from the sale of class A and class M shares, respectively, and received $211,513 and $209 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the period ended June 30, 2005, Putnam Retail Management, acting as underwriter, received $14 and no monies on class A and class M redemptions, respectively.

3: Purchases and sales of securities

During the year ended June 30, 2005, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $309,717,045 and $444,252,525, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At June 30, 2005, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

---------------------------------------------------------------------------
CLASS A                                             Shares           Amount
---------------------------------------------------------------------------

Year ended 6/30/05:

Shares sold                                      2,892,196      $58,173,584
---------------------------------------------------------------------------
Shares issued in connection with reinvestment
of distributions                                   175,934        3,594,342
---------------------------------------------------------------------------
                                                 3,068,130       61,767,926
---------------------------------------------------------------------------
Shares repurchased                              (4,656,698)     (91,959,548)
---------------------------------------------------------------------------
Net decrease                                    (1,588,568)    $(30,191,622)

Year ended 6/30/04:

Shares sold                                      6,880,863     $107,995,968
---------------------------------------------------------------------------
Shares issued in connection with reinvestment
of distributions                                   283,197        4,913,464
---------------------------------------------------------------------------
                                                 7,164,060      112,909,432
---------------------------------------------------------------------------
Shares repurchased                             (14,684,020)    (242,633,634)
---------------------------------------------------------------------------
Net decrease                                    (7,519,960)   $(129,724,202)

---------------------------------------------------------------------------
CLASS B                                             Shares           Amount
---------------------------------------------------------------------------

Year ended 6/30/05:

Shares sold                                        316,638       $6,069,875
---------------------------------------------------------------------------
Shares issued in connection with reinvestment
of distributions                                    55,452        1,095,737
---------------------------------------------------------------------------
                                                   372,090        7,165,612
---------------------------------------------------------------------------
Shares repurchased                              (4,699,531)     (89,973,740)
---------------------------------------------------------------------------
Net decrease                                    (4,327,441)    $(82,808,128)

Year ended 6/30/04:

Shares sold                                        561,241       $9,254,098
---------------------------------------------------------------------------
Shares issued in connection with reinvestment
of distributions                                   124,975        2,098,306
---------------------------------------------------------------------------
                                                   686,216       11,352,404
---------------------------------------------------------------------------
Shares repurchased                              (6,127,641)     (99,946,633)
---------------------------------------------------------------------------
Net decrease                                    (5,441,425)    $(88,594,229)

---------------------------------------------------------------------------
CLASS C                                             Shares           Amount
---------------------------------------------------------------------------

Year ended 6/30/05:

Shares sold                                         40,576         $820,426
---------------------------------------------------------------------------
Shares issued in connection with reinvestment
of distributions                                     1,245           25,281
---------------------------------------------------------------------------
                                                    41,821          845,707
---------------------------------------------------------------------------
Shares repurchased                                 (96,698)      (1,905,876)
---------------------------------------------------------------------------
Net decrease                                       (54,877)     $(1,060,169)

Year ended 6/30/04:

Shares sold                                         23,394         $380,777
---------------------------------------------------------------------------
Shares issued in connection with reinvestment
of distributions                                     2,017           34,793
---------------------------------------------------------------------------
                                                    25,411          415,570
---------------------------------------------------------------------------
Shares repurchased                                (226,669)      (3,710,347)
---------------------------------------------------------------------------
Net decrease                                      (201,258)     $(3,294,777)

---------------------------------------------------------------------------
CLASS M                                             Shares           Amount
---------------------------------------------------------------------------

Year ended 6/30/05:

Shares sold                                        105,532       $2,095,512
---------------------------------------------------------------------------
Shares issued in connection with reinvestment
of distributions                                     1,975           40,114
---------------------------------------------------------------------------
                                                  107,507        2,135,626
---------------------------------------------------------------------------
Shares repurchased                                (736,852)     (13,659,601)
---------------------------------------------------------------------------
Net decrease                                      (629,345)    $(11,523,975)

Year ended 6/30/04:

Shares sold                                      1,459,182      $22,336,997
---------------------------------------------------------------------------
Shares issued in connection with reinvestment
of distributions                                     5,917          101,777
---------------------------------------------------------------------------
                                                 1,465,099       22,438,774
---------------------------------------------------------------------------
Shares repurchased                              (2,443,954)     (41,482,952)
---------------------------------------------------------------------------
Net decrease                                      (978,855)    $(19,044,178)

---------------------------------------------------------------------------
CLASS R                                             Shares           Amount
---------------------------------------------------------------------------

Year ended 6/30/05:

Shares sold                                             24             $481
---------------------------------------------------------------------------
Shares issued in connection with reinvestment
of distributions                                         1               15
---------------------------------------------------------------------------
                                                        25              496
---------------------------------------------------------------------------
Shares repurchased                                      --               --
---------------------------------------------------------------------------
Net increase                                            25             $496

For the period 12/1/03 (commencement
of operations) to 6/30/04:

Shares sold                                             59           $1,000
---------------------------------------------------------------------------
Shares issued in connection with reinvestment
of distributions                                         1               16
---------------------------------------------------------------------------
                                                        60            1,016
---------------------------------------------------------------------------
Shares repurchased                                      --               --
---------------------------------------------------------------------------
Net increase                                            60           $1,016



At June 30, 2005, Putnam, LLC owned 61 class R shares of the fund (71.8% of class R shares outstanding), valued at $1,266.

Note 5: Investment in Putnam Prime Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended June 30, 2005, management fees paid were reduced by $7,428 relating to the fund's investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $107,950 for the year ended June 30, 2005. During the year ended June 30, 2005, cost of purchases and cost of sales of investments in Putnam Prime Money Market Fund aggregated $196,488,134 and $193,619,039, respectively.

Note 6: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

On March 23, 2005, Putnam Management entered into a settlement with the Securities and Exchange Commission resolving its inquiry into Putnam Management's alleged failure to fully and effectively disclose a former brokerage allocation practice to the Board of Trustees and shareholders of the Putnam Funds. This practice, which Putnam Management ceased as of January 1, 2004, involved allocating a portion of the brokerage on mutual fund portfolio transactions to certain broker-dealers who sold shares of Putnam mutual funds. Under the settlement order, Putnam Management has paid a civil penalty of $40 million and disgorgement of $1 to the Securities and Exchange Commission. These amounts, which are included in Other income on the Statement of operations, subsequently will be distributed to certain Putnam funds pursuant to a plan to be approved by the Securities and Exchange Commission. As part of the settlement, Putnam Management neither admitted nor denied any wrongdoing.

Putnam Investments has recorded a charge of $30million for the estimated cost that it believes will be necessary to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds in previous years. The previous payments were cost reimbursements by the Putnam funds to Putnam for transfer agent services relating to defined contribution operations. Putnam currently anticipates that any payments made by Putnam related to this issue will be paid to the Putnam funds. Review of this issue is ongoing.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs' claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management's and Putnam Retail Management's ability to provide services to their clients, including the fund.


Federal tax information (Unaudited)

For the period, interest and dividends from foreign countries were $14,692,217 or $0.573 per share. Taxes paid to foreign countries were $1,533,094 or $0.060 per share (for all classes of shares).

For its tax year ended June 30, 2005, the fund hereby designates 100% or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you receive in January 2006 will show the tax status of all distributions paid to your account in calendar 2005.


Shareholder meeting results (Unaudited)

A special meeting of shareholders of the fund was held on November 11, 2004. At that meeting consideration of certain proposals was adjourned to a final meeting held on January 10, 2005.

------------------------------------------------------------------------------
November 11, 2004 meeting

At the meeting, each of the nominees for Trustees was elected as follows:

--------------------------------------------------------
                                           Votes
                           Votes For       Withheld
--------------------------------------------------------
Jameson A. Baxter          17,936,823      870,676
--------------------------------------------------------
Charles B. Curtis          17,939,043      868,456
--------------------------------------------------------
Myra R. Drucker            17,956,305      851,194
--------------------------------------------------------
Charles E. Haldeman, Jr.   17,947,375      860,124
--------------------------------------------------------
John A. Hill               17,938,408      869,091
--------------------------------------------------------
Ronald J. Jackson*         17,954,306      853,193
--------------------------------------------------------
Paul L. Joskow             17,943,176      864,323
--------------------------------------------------------
Elizabeth T. Kennan        17,921,426      886,073
--------------------------------------------------------
John H. Mullin, III        17,929,950      877,549
--------------------------------------------------------
Robert E. Patterson        17,942,953      864,546
--------------------------------------------------------
George Putnam, III         17,897,296      910,203
--------------------------------------------------------
A.J.C. Smith+              17,911,884      895,615
--------------------------------------------------------
W. Thomas Stephens         17,927,889      879,610
--------------------------------------------------------
Richard B. Worley          17,953,168      854,331
--------------------------------------------------------

A motion with respect to a proposal to approve an amendment to the fund's Agreement and Declaration of Trust was not brought before the meeting and accordingly no vote was taken with respect to the proposal.

* Mr. Jackson retired from the Board of Trustees on June 10, 2005.

+ Mr. Smith retired from the Board of Trustees on January 14, 2005.

  All tabulations are rounded to the nearest whole number.


------------------------------------------------------------------------------
January 10, 2005 meeting

A proposal to amend the fund's fundamental investment restriction with respect to borrowing to allow the fund the investment flexibility permitted by the Investment Company Act was defeated as follows:

--------------------------------------------------------
Votes For         Votes Against    Abstentions
--------------------------------------------------------
11,766,415        1,198,777        6,026,229
--------------------------------------------------------

A proposal to amend the fund's fundamental investment restriction with respect to making loans to enhance the fund's ability to participate in an interfund borrowing and lending program was defeated as follows:

--------------------------------------------------------
Votes For         Votes Against    Abstentions
--------------------------------------------------------
11,845,783        1,102,612        6,043,026
--------------------------------------------------------

A proposal to amend the fund's fundamental investment restriction with respect to diversification of investments to enhance the fund's ability to invest in registered investment companies such as Putnam Prime Money Market Fund was defeated as follows:

--------------------------------------------------------
Votes For         Votes Against    Abstentions
--------------------------------------------------------
12,280,983          738,460        5,971,978
--------------------------------------------------------

All tabulations are rounded to the nearest whole number.


Brokerage commissions (Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam's International group for the year ended June 30, 2005. The other Putnam mutual funds in this group are Putnam Global Equity Fund, Putnam International Capital Opportunities Fund, Putnam International Equity Fund, Putnam International Growth and Income Fund, Putnam International New Opportunities Fund, Putnam VT Global Equity Fund, Putnam VT International Equity Fund, Putnam VT International Growth and Income Fund, and Putnam VT International New Opportunities Fund.

The top five firms that received brokerage commissions for trades executed for the International group are (in descending order) UBS Warburg, Merrill Lynch, Goldman Sachs, Credit Suisse First Boston, and Citigroup Global Markets. Commissions paid to these firms together represented approximately 51% of the total brokerage commissions paid for the year ended June 30, 2005.

Commissions paid to the next 10 firms together represented approximately 34% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) ABN AMRO U.S., Bear Stearns & Company, Deutsche Bank Securities, Dresdner Kleinwort Wasserstein, Hong Kong Shanghai Banking Corp., JP Morgan Clearing, Lehman Brothers, Morgan Stanley Dean Witter, RBC Capital Markets, and Sanford Bernstein.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on form N-SAR.


About the Trustees

------------------------------------------------------------------------------
Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), the Mutual Fund Directors Forum, Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms.Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

------------------------------------------------------------------------------
Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

------------------------------------------------------------------------------
Myra R. Drucker (1/16/48), Trustee since 2004

Ms. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College, a Trustee of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations) and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets. She is Chair of the Advisory Board of Hamilton Lane Advisors (an investment management firm) and a member of the Advisory Board of RCM (an investment management firm). Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company's pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

------------------------------------------------------------------------------
John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company and various private companies controlled by First Reserve
Corporation, as well as a Trustee of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

------------------------------------------------------------------------------
Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

------------------------------------------------------------------------------
Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. Until 2005, she was a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St.Hilda's College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

------------------------------------------------------------------------------
John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX
Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School, University of Pennsylvania.

------------------------------------------------------------------------------
Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center and as a Director of Brandywine Trust Group, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (apublicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

------------------------------------------------------------------------------
W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Mr. Stephens serves as a Director of TransCanada Pipelines Limited. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

------------------------------------------------------------------------------
Richard B. Worley (11/15/45), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital, LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

------------------------------------------------------------------------------
Charles E. Haldeman, Jr.* (10/29/48), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC ("Putnam Investments"). He is a member of Putnam Investments' Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments' Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr.Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves as a Trustee of Dartmouth College and as Emeritus Trustee of Abington Memorial Hospital. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

------------------------------------------------------------------------------
George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser).

He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

  The address of each Trustee is One Post Office Square, Boston, MA 02109.

  As of June 30, 2005, there were 108 Putnam Funds. All Trustees serve as Trustees of all Putnam funds.

  Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman and Putnam III are deemed "interested persons" by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments.



Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Associate Treasurer and Principal Executive Officer
Since 1989

Jonathan S. Horwitz (6/4/55)
Senior Vice President and Treasurer
Since 2004

Prior to 2004, Managing Director,
Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam
Investments. Prior to July 2001, Partner,
PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Daniel T. Gallagher (2/27/62)
Senior Vice President, Staff Counsel
and Compliance Liaison
Since 2004

Prior to 2004, Associate, Ropes & Gray LLP;
prior to 2000, Law Clerk, Massachusetts
Supreme Judicial Court

Francis J. McNamara, III (8/19/55)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management
and Putnam Retail Management. Prior
to 2004, General Counsel, State Street
Research & Management Company

James P. Pappas (2/24/53)
Vice President
Since 2004

Managing Director, Putnam Investments
and Putnam Management. During  2002,
Chief Operating Officer, Atalanta/Sosnoff
Management Corporation; prior to 2001,
President and Chief Executive Officer,
UAM Investment Services, Inc.

Richard S. Robie, III (3/30/60)
Vice President
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management
and Putnam Retail Management. Prior
to 2003, Senior Vice President, United
Asset Management Corporation

Charles A. Ruys de Perez (10/17/57)
Vice President and Chief Compliance Officer
Since 2004

Managing Director, Putnam Investments

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

Judith Cohen (6/7/45)
Vice President, Clerk and Assistant Treasurer
Since 1993

Wanda M. McManus (1/4/47)
Vice President, Senior Associate Treasurer and Assistant Clerk
Since 2005

Nancy T. Florek (6/13/57)
Vice President, Assistant Clerk,
Assistant Treasurer and Proxy Manager
Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.



The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth Funds

Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

Blend Funds

Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital
Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

Value Funds

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth
and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund+

Income Funds

American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*+
High Yield Trust*
Income Fund
Limited Duration Government
Income Fund++
Money Market Fund[S]
U.S. Government Income Trust

  * A 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase may be imposed for all share classes of these funds.

  + Closed to new investors.

 ++ Formerly Putnam Intermediate U.S. Government Income Fund.

[S] An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.


Tax-free Income Funds

AMT-Free Insured Municipal Fund**
Tax Exempt Income Fund
Tax Exempt Money Market Fund[S]
Tax-Free High Yield Fund

State tax-free income funds:

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Asset Allocation Portfolios

Putnam Asset Allocation Portfolios--three investment portfolios that spread your money across a variety of stocks, bonds, andmoney market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady[R] Funds

Putnam RetirementReady Funds -- ten investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The ten funds:

Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

** Formerly Putnam Tax-Free Insured Fund.

   With the exception of money market funds, a 2% redemption fee may be applied to shares exchanged or sold within 5 days of purchase.

   Check your account balances and the most recent month-end performance at www.putnam.com.



Services for shareholders

------------------------------------------------------------------------------
Investor services

Help your investment grow Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account. (Regular investing does not guarantee a profit or protect against loss in a declining market.)

Switch funds easily* You can move money from one Putnam fund to another within the same class of shares without a service charge.

Access your money easily You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

How to buy additional shares You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

------------------------------------------------------------------------------
For more information

Visit www.putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Use our toll-free number 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.


* This privilege is subject to change or termination. An exchange of funds may result in a taxable event. In addition, a 2% redemption fee will be applied to shares exchanged or sold within 5 days of purchase, and certain funds have imposed a 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase.


Putnam puts your interests first

In January 2004, Putnam began introducing a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnam.com for details.

------------------------------------------------------------------------------
Cost-cutting initiatives

Reduced sales charges The maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 3.75% for most income funds (formerly 4.50%). The maximum sales charge for class M shares has been reduced to 3.25% for equity funds (formerly 3.50%).*

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Ongoing expenses will be limited Through calendar 2005, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund's industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

------------------------------------------------------------------------------
Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

------------------------------------------------------------------------------
Protecting investors' interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund's long-term strategy, a 2% short-term trading fee will be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within five calendar days of purchase.

* The maximum sales charge for class A shares of Putnam Limited Duration Government Income Fund (formerly Putnam Intermediate U.S. Government Income
  Fund) and Putnam Floating Rate Income Fund remains 3.25%.



Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57-59 St. James Street
London, England SW1A 1LD

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary
Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered

Public Accounting Firm
PricewaterhouseCoopers LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President
and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

T. Gallagher
Senior Vice President, Staff
Counsel and Compliance Liaison

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer

Judith Cohen
Vice President, Clerk and
Assistant Treasurer

Wanda M. McManus
Vice President, Senior Associate
Treasurer and Assistant Clerk

Nancy T. Florek
Vice President, Assistant Clerk,
Assistant Treasurer
and Proxy Manager

This report is for the information of shareholders of Putnam Europe Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


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PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS


[GRAPHIC OMITTED: SCALE]


Not FDIC Insured   May Lose Value   No Bank Guarantee

AN005 226464 8/05

Item 2. Code of Ethics:
----------------------------------------------------------------------------
(a) All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2004, Putnam Investment Management, LLC, the Fund's investment manager, Putnam Retail Management Limited Partnership, the Fund's principal underwriter, and Putnam Investments Limited, the sub-manager for a portion of the assets of certain funds as determined by Putnam Management from time to time, adopted several amendments to their Code of Ethics. Some of these amendments were adopted as a result of Putnam Investment Management's partial settlement order with the SEC on November 13, 2003. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for the following: (i) a 90-day blackout period for all shares of Putnam open-end funds (except for money market funds) purchased or sold (including exchanges into or out of a fund) by Putnam employees and certain family members; (ii) a one-year holding period for all access persons that operates in the same manner as the 90-day rule; (iii) delivery by Putnam employees to the Code of Ethics Administrator of both quarterly account statements for all brokerage accounts (irrespective of activity in the accounts) and account statements for any Putnam funds not held at Putnam or for any funds sub-advised by Putnam; (iv) a prohibition of Putnam employees from making more than 25 trades in individual securities in their personal accounts in any given quarter; (v) the extension of the existing prohibition of access persons from a purchase and sale or sale and purchase of an individual security within 60 days to include trading based on tax-lot election; (vi) the inclusion of trades in Marsh & McLennan Companies, Inc. (ultimate parent company of Putnam Investment Management) securities in pre-clearance and reporting requirements; (vii) a prohibition of limit and good-until-canceled orders as inconsistent with the requirements of daily pre-clearance; (viii) new limits and procedures for accounts managed by outside managers and brokers, in order for trading in such accounts to be exempt from pre-clearance requirements; (ix) a new gift and entertainment policy that imposes a reporting obligation on all meals and entertainment and new limits on non-meal entertainment; (x) a number of alternatives for the reporting of irregular activity.

In December 2004, additional amendments to the Code of Ethics were adopted. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for the following: (i) implementation of minimum monetary sanctions for violations of the Code; (ii) expansion of the definition of "access person" under the Code include all Putnam employees with access to non-public information regarding Putnam-managed mutual fund portfolio holdings; (iii) lengthening the period during which access persons are required to complete quarterly reports; (iv) reducing the maximum number of trades than can be made by Putnam employees in their personal accounts in any calendar quarter from 25 trades to 10 trades; and (v) lengthening the required holding period for securities by access persons from 60 days to 90 days.

In March 2005, additional amendments to the Code of Ethics were adopted, that went into effect on April 1, 2005. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments (i) prohibit Putnam employees and their immediate family members from having any direct or indirect personal financial interest in companies that do business with Putnam (excluding investment holdings in public companies that are not material to the employee), unless such interest is disclosed and approved by the Code of Ethics Officer; (ii) prohibit Putnam employees from using Putnam assets, letterhead or other resources in making political or campaign contributions, solicitations or endorsements;(iii) require Putnam employees to obtain pre-clearance of personal political or campaign contributions or other gifts to government officials or political candidates in certain jurisdictions and to officials or candidates with whom Putnam has or is seeking to establish a business relationship and (iv) require Putnam employees to obtain pre-approval from Putnam's Director of Government Relations prior to engaging in lobbying activities.

Item 3. Audit Committee Financial Expert:
----------------------------------------------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson, Mr. Stephens and Mr. Worley qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts."
The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
----------------------------------------------------------------------------
The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditors:

                                 Audit-Related                  All Other
Fiscal year ended  Audit  Fees   Fees            Tax Fees       Fees
-----------------  ----------    ------------    -------        ---------
June 30, 2005      $64,103*      $--             $4,774         $299
June 30, 2004      $57,486*      $--             $4,213         $118

*: Includes fees of $ 613 and $ 252 billed by the fund's independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters for the fiscal years ended June 30, 2005 and June 30, 2004, respectively. These fees were reimbursed to the fund by Putnam.

For the fiscal years ended June 30, 2005 and June 30, 2004, the fund's independent auditors billed aggregate non-audit fees in the amounts of $ 195,398 and $ 137,958 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represents fees billed for the fund's last two fiscal years.

Audit-Related Fees represents fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees Fees represent fees billed for services relating to an analysis of recordkeeping fees and fund expense processing.

Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Investment Management, LLC ("Putnam Management") and certain of its affiliates to engage the services of the funds' independent auditors, but only after prior approval by the Committee.
 Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditor's engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

The following table presents fees billed by the fund's principal auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

                   Audit-Related                 All Other  Total Non-Audit
Fiscal year ended  Fees          Tax Fees        Fees       Fees
-----------------  ----------    ------------    -------    ---------
June 30, 2005      $--           $--             $--        $--
June 30, 2004      $--           $--             $--        $--

Item 5. Audit Committee:
----------------------------------------------------------------------------

Not applicable

Item 6. Schedule of Investments:
----------------------------------------------------------------------------

Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
----------------------------------------------------------------------------
Management Investment Companies:
--------------------------------

Not applicable

Item 8. Purchases of Equity Securities by Closed-End Management Investment
----------------------------------------------------------------------------
Companies and Affiliated Purchasers:
-----------------------------------

Not applicable


Item 9. Submission of Matters to a Vote of Security Holders:
----------------------------------------------------------------------------
Not applicable

Item 10. Controls and Procedures:
----------------------------------------------------------------------------
(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
----------------------------------------------------------------------------
(a)  The Code of Ethics of The Putnam Funds, which incorporates the
Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     ------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: August 29, 2005



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: August 29, 2005



By (Signature and Title):            /s/Steven D. Krichmar
                                     ------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: August 29, 2005